•
Strong utility performance despite milder weather
•
Midstream Investments delivers earnings contributions in-line with expectations
•
Company reaffirms full year guidance of $1.12 to $1.20
1
Quarter
2016
Earnings
Call
May 10, 2016
Exhibit 99.2
st

investors.centerpointenergy.com
investors.centerpointenergy.com

Cautionary Statement
This presentation and the oral statements made in connection herewith contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects capital investments or performance  or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs, and rate base or customer growth) and other statements that are not historical facts.  These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements.  You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,”  “intend,”  “may,” “objective,” “plan,”
“potential,” “predict,” “projection,” “should,” “will,” or other similar words.  The absence of these words, however, does not mean that the statements are not forward-looking.
Examples of forward-looking statements in this presentation include statements about our Continuum acquisition, including statements about future  financial performance, margin and operating income and growth, guidance , including earnings and dividend growth, future financing plans  and expectation for liquidity and capital resources, tax rates and interest rates, among other statements.  We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made.  We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results.  Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.
Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable Midstream’s performance and ability to pay distributions, and other factors described in CenterPoint Energy, Inc.’s Form 10-Q for the period ended March 31, 2016 under “Risk Factors” and “Management’s Discussion and Analysis of  Financial Condition and Results of
Operations - Certain Factors Affecting Future Earnings” and in other filings with the SEC by CenterPoint Energy, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov.
This presentation contains time sensitive information that is accurate as of the date hereof.  Some of the information in this presentation is unaudited and may be subject to change.  We undertake no obligation to update the information presented herein except as required by law.
Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investors page of our website.  In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters.  Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website.
Use of Non-GAAP Financial Measures
In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), CenterPoint Energy also provides guidance based on adjusted diluted earnings per share, which is a non-GAAP financial measure.  Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure.  A full reconciliation of net income and diluted earnings per share to the basis used in providing guidance is provided in this
presentation on slide 21.   These non-GAAP financial measures should be considered as a supplement and complement to, and not as a substitute for, or superior to, the most directly comparable GAAP financial measure and may be different than non-GAAP financial measures used by other companies.
Management evaluates financial performance in part based on adjusted diluted earnings per share and believes that presenting this non-GAAP financial measure enhances an investor’s understanding of
CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods by excluding items that
Management does not believe most accurately reflect its fundamental business performance, which include items reflected in the reconciliation table on slide 21 of this presentation.  This non-GAAP financial measure should be considered as a supplement and complement to, and not as a substitute for, or superior to, the most directly comparable GAAP financial measure and may be different than non-GAAP financial measures used by other companies.

investors.centerpointenergy.com 3 Earnings Call Highlights First Quarter Performance Highlights Full-Year Outlook Enable Midstream Highlights Scott Prochazka – President and CEO

investors.centerpointenergy.com

First Quarter 2016 Performance Highlights
Note: Refer to slide
21 for reconciliation to GAAP measures
and slide 2 for information on non-GAAP measures
Q1 2016 vs Q1 2015 Drivers
(EPS on a Guidance Basis)
Favorable Variance
Unfavorable Variance
Rate Relief
Customer Growth
Midstream
Investments
Depreciation
O&M Expenses
Weather Related
Usage
Q1 GAAP EPS
Q1 EPS on a Guidance Basis
$0.08
$0.09
$0.22
$0.27
2015
2016
$0.30
$0.36
$0.08
$0.09
$0.22
$0.23
2015
2016
$0.30
$0.32

investors.centerpointenergy.com
$0.31
$0.24 -
$0.28
$0.79
$0.88 -
$0.92
2015
2016
5
Full-Year Outlook
Our
focus
remains
to
invest
in
our
current
utility
service
territories
to
address
ongoing growth, maintenance, reliability, safety and customer service
Earnings
from
Utility
Operations
are
expected
to
represent
75%
-
80%
of
overall
earnings in 2016
We anticipate 2016 Utility Operations earnings growth will be driven by:
Note: Refer to slide 2 for information on non-GAAP measures
2016 Guidance Range vs. 2015 EPS on a Guidance Basis
$1.12 -
$1.20
$1.10
Effective capital management
Optimization of financing costs
Customer and sales growth
Efficient rate recovery

investors.centerpointenergy.com

Enable Midstream Highlights
Source: Enable Midstream Partners, May 4, 2016, Press Release and Q1 Earnings Call. Please refer to these materials for an overview of Enable’s Q1 Performance.
(1)
As of the end of each quarter; as of April 12, 2016 there were 22 active rigs contractually dedicated to Enable’s gathering and processing system in the SCOOP and STACK plays
(2)
Available liquidity calculated as Revolving Credit Facility of $1.75B less principal advances of $715MM, less $3MM in letters of
credit
Active Rigs Connected to Enable in SCOOP/STACK
(1)
26
21
16
22
24
1Q 2015
2Q 2015
3Q 2015
4Q 2015
1Q 2016
Enable Q1 2016 Performance
Announced a first quarter 2016 cash
distribution of $0.318 per common and
subordinated unit
Increased first quarter 2016 per-day
natural gas processed volumes by 6%
compared to first quarter 2015
Increased first quarter 2016 crude oil gathered volumes by 22.1 MBbl/d compared to first quarter 2015 and by 5.8 MBbl/d compared to fourth quarter 2015
Enable
has
$1.03
billion
of
available
liquidity
(2)
and
achieved
a
first
quarter
2016
distribution
coverage ratio greater than 1.0x
Enable continues to monitor customer activity levels and is focused on deploying capital efficiently

investors.centerpointenergy.com

Earnings Call Highlights
Houston Electric Results
Houston Electric
Growth
A Houston Electric lineman working on lines damaged by
storms
the
week
of
April
17
th
Tracy
Bridge
–
EVP
&
President,
Electric
Division

investors.centerpointenergy.com
$68
$59
$11
$6
($12)
($6)
($5)
($3)
$-
$10
$20
$30
$40
$50
$60
$70
$80
$90
Q1 2015 TDU
Core Operating
Income
Rate relief
Customer
growth
Depreciation
Right of way
revenue
O&M expense
Other
Q1 2016 TDU
Core Operating
Income
(1)
Houston Electric’s customer count increased from 2,310,706 as of March 31, 2015, to 2,364,784 as of March 31, 2016
(2)
2015 TDU core operating income represents total segment operating income of $96 million, excluding operating income from transition and system restoration bonds of $28 million
(3)
Net transmission related revenue
(4)
Primarily due to weather-related usage
(5)
2016 TDU core operating income represents total segment operating income of $83 million, excluding operating income from transition and system restoration bonds of $24 million
2% YoY
Customer
Growth
(1)
(2)
(3)
(5)
Electric Transmission and Distribution
Operating Income Drivers: Q1 2015 vs Q1 2016

(4)

investors.centerpointenergy.com
Houston Electric Residential Meter Count
(3)
9
Houston Electric Growth
-125
-75
-25
25
75
125
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
December to December Houston Job Growth
(1,2)
(1)
Job growth data from the Texas Workforce Commission
(2)
2016 job growth forecast from the Greater Houston Partnership
(3)
Meter count data from CenterPoint
Energy
(4)
Houston population growth from the U.S. Census Bureau
In 2015, metro Houston led the nation in population growth, adding 159,000 residents (more than
Dallas or Atlanta)
(4)
CenterPoint
had
in
excess
of
2%
meter
growth
year-over-year,
as
of
the
1
st
quarter
of
2016

investors.centerpointenergy.com

2015 Minnesota Beltline Replacement Project in
downtown Minneapolis
Earnings Call Highlights
Gas Utilities Results
Energy Services Results
o
Acquisition of Continuum Retail
Energy Services
Joe McGoldrick –
EVP & President, Gas Division

investors.centerpointenergy.com
$146
$160
$21
$2
($4)
($4)
($1)
$130
$135
$140
$145
$150
$155
$160
$165
$170
$175
Q1 2015 Gas
Utility Operating
Income
Rate relief
Customer growth
Usage, primarily
weather
Depreciation
Other
Q1 2016 Gas
Utility Operating
Income
11
1% YoY
Customer
Growth
(1)
(1)
Natural Gas Utilities’ customer count increased from 3,389,148 on March 31, 2015, to 3,417,875 on March 31, 2016
(2)
Primarily due to higher labor and benefits expenses
(2)
Natural Gas Utilities
Operating Income Drivers: Q1 2015 vs Q1 2016

investors.centerpointenergy.com
$17
$15
$1
($3)
$10
$12
$14
$16
$18
$20
$22
$24
$26
$28
$30
Q1 2015 Energy Services
Operating Income
Other
Margin
Q1 2016 Energy Services
Operating Income
12
(1)
(3,4)
(1)
Operating income as reported in Q1 2015 was $13 million.  Chart excludes mark-to-market loss of $4 million.
(2)
Primarily due to lower O&M expenses
(3)
Excludes energy services business acquired from Continuum; acquisition closed on April 1, 2016
(4)
Operating income as reported in Q1 2016 was $6 million.  Chart excludes mark-to-market loss of $9 million.
Energy Services
Operating Income Drivers: Q1 2015 vs Q1 2016
(2)

investors.centerpointenergy.com
CenterPoint
Energy Services Acquires Continuum’s Retail Energy
Services Business
Acquisition closed on April 1, 2016
Acquisition includes Continuum’s retail business,
Choice customers, and origination & logistics
assets
Aggregate purchase price of $77.5 million plus
working capital and customary post-closing
purchase price adjustments
Acquisition complements overall natural gas
strategy and increases Energy Services’
commercial and industrial customer base by
over 30%
Expanded operational footprint positions Energy
Services to access more markets, grow efficiently,
and achieve economies of scale
Combined energy services business will continue
to operate with a low Value-at-Risk business
model
Expected to increase annual gross margin of
Energy Services by approximately 40%
Combined energy services business
projected
to
contribute
$40
-
$50
million
in annual operating income in 2017

(1)
Includes Continuum’s energy services customers and operational footprint

investors.centerpointenergy.com 14 Bill Rogers – EVP & CFO Earnings Call Highlights First Quarter Earnings Guidance Parameters Financing, Interest Expense & Tax

investors.centerpointenergy.com

Note:  Refer to slide 2 for information on non-GAAP measures
EPS:  Q1 2016 vs Q1 2015
EPS
EPS
Consolidated as reported
0.36
$
0.30
$
Midstream Investments
(0.09)
(0.08)
Utility Operations
(1)
0.27
0.22
Timing effects impacting CES
(2)
:
Mark-to-market (gains) losses
0.01
0.01
ZENS-related mark-to-market (gains) losses:
Marketable securities
(3)
(0.13)
0.03
Indexed debt securities
0.08
(0.04)
Utility operations earnings on an adjusted guidance basis
0.23
$
0.22
$
Per the basis used in providing earnings guidance:
Utility Operations on a guidance basis
0.23
$
0.22
$
Midstream Investments
0.09
0.08
Consolidated on a guidance basis
0.32
$
0.30
$
(1)
CenterPoint earnings excluding Midstream Investments
(2)
Energy Services segment
March 31, 2016
March 31, 2015
Quarter Ended
(3)
2016 and 2015 results include Time Warner Inc., Time Warner Cable Inc., and Time Inc.. 2015 results also include
AOL Inc. prior to the merger with Verizon.

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investors.centerpointenergy.com

2016 Earnings Guidance
Midstream
Investments
$0.31
2015 Consolidated
EPS: $1.10
Utility
Operations
2016 Consolidated
EPS: $1.12 -$1.20
2015
2016
2017
2018
$0.79
$0.88
to
$0.92
$0.24
to
$0.28
4-6% YoY EPS Growth
Earnings from Utility Operations were
~70% of overall earnings in 2015 and are
expected to represent 75% -
80% in 2016
Utility Operations are expected to
produce 75-80% of cash flow in 2016
2016 Utility Operations EPS growth
expected to include:
Enable preferred investment
Interest expense benefit
Utility operating income growth
Note:  Refer to slide 2 for information on non-GAAP measures
4-6% YoY EPS Growth
4-6% YoY EPS Growth

investors.centerpointenergy.com
Liquidity and Capital Resources
Anticipate strong balance sheet and cash flow
Project total capital investment of ~$1.4 billion for 2016
No external sources or cash from operations needed to finance
$363 million investment in Enable’s perpetual preferred securities
Net incremental borrowings of ~$150 million for 2016, inclusive of funding of the acquisition of Continuum’s marketing business
Expect to refinance $600 million debt at Houston Electric in 2016
$325 million with a 6.15% coupon matured at CERC on May 1, 2016
Equity issuance not anticipated in 2016 or 2017
No anticipated incremental financing needs for 2017; dependent on factors including bonus depreciation, capital investment plans, and working capital
Tax Rates
Continue to anticipate 36% effective tax rate for 2016
Interest Rates
Full-year 2016 interest expense projected to be lower than 2015
Near term maturities and refinancing suggest interest expense savings
17
Financing, Interest Expense and Tax
(1)
Excludes transition and system restoration bonds
(2)
Total debt includes revolver and commercial paper borrowings; excludes money pool borrowing
Equity/Total Capital
(2)
(as of March 31, 2016)
CenterPoint Energy Inc.
Consolidated
37.1%
CenterPoint Energy Houston
Electric, LLC
42.5%
CenterPoint Energy Resources
Corp
58.6%
$0
$200
$400
$600
$800
2017
2018
Long Term Debt Maturities ($MM)
(1)
CNP
CERC

investors.centerpointenergy.com 18 Appendix

investors.centerpointenergy.com
DCRF –
Distribution Cost Recovery Factor; GRIP –
Gas Reliability Infrastructure Program; PBRC –
Performance Based Rate Change
Mechanism
Expected
Effective Date
Annual Increase
($MM)
Comments
Docket #
DCRF
3Q 2016
$36.4
Filed on April 4, 2016; request of $49.4 million,
representing a $36.4 million increase from 2015
DCRF filing; approval expected during 3Q 2016
45747
Requested annualized rate relief from pending 2016 filings: $36.4 million
Jurisdiction
Expected
Effective Date
Annual Increase
($MM)
Comments
Docket #
Houston
3Q 2016
$7.7
GRIP filed in March 2016; pending
approval
10508
South Texas
3Q 2016
$2.1
GRIP filed in March 2016; pending approval
10509
Beaumont/
East Texas
3Q 2016
$4.2
GRIP filed in March 2016; pending approval
10510
Texas Coast
3Q
2016
$4.2
GRIP filed in March
2016; pending approval
10511
Oklahoma
-
$0.5
PBRC
filed in March 2016; hearing scheduled
for June
7, 2016; pending
approval
PUD201600094
Requested annualized rate relief from pending 2016 filings: $18.7 million
Q1 2016 Regulatory Update

Electric Transmission and Distribution: 2016 Regulatory Update
Natural Gas Utilities: 2016 Regulatory Update

investors.centerpointenergy.com
Jurisdiction
Effective Date
Rate Relief ($MM)
Comments
Docket #
Minnesota
October
2015
Interim rates
effective
in
October 2015
Rate case requesting an annual
increase of
$54.1MM
filed in August 2015; interim increase
of $47.8MM effective in October 2015; final
decision from the MPUC expected in mid-2016
15-424
MPUC –
Minnesota Public Utilities Commission; BDA –
Billing Determinant Rate Adjustment
(1)
Interim rates begin the recognition of revenue, subject to refund (pending issuance of final order)
Jurisdiction
Date Recognized
Rate Relief ($MM)
Comments
Docket #
Arkansas
December 2015
$5.5
BDA filed in March 2016; revenue recognized in
fourth quarter
2015; interim rates effective in
June 2016; pending approval
06-161-U
Rate
relief
from
2016
filings
recognized
in
2015
(includes
interim
rates
(1)
): $5.5 million
Q1 2016 Regulatory Update
20
Jurisdiction
Expected
Effective Date
Annual Increase
($MM)
Comments
Docket #
Arkansas
3Q 2016
$35.6
Rate case filed on
November 10, 2015; pending
approval
15-098-U
Requested annualized rate relief from pending 2015 filings: $35.6 million
Additional pending 2015 filings
Natural Gas Utilities: 2016 Regulatory Update (Continued)

investors.centerpointenergy.com

Note:  Refer to slide 2 for information on non-GAAP measures
Reconciliation:  Net Income and diluted EPS to the Basis Used in
Providing Annual Earnings Guidance
Net Income
(in millions)
EPS
Net Income
(in millions)
EPS
Consolidated as reported
154
$
0.36
$
131
$
0.30
$
Midstream Investments
(37)

(0.09)

(33)

(0.08)

Utility Operations
(1)
117

0.27

98

0.22

Timing effects impacting CES
(2)
:
Mark-to-market (gains) losses
6

0.01

3

0.01

ZENS-related mark-to-market (gains) losses:
Marketable securities
(3)
(58)

(0.13)

11

0.03

Indexed debt securities
36

0.08

(16)

(0.04)

Utility operations earnings on an adjusted guidance basis
101
$
0.23
$
96
$
0.22
$
Per the basis used in providing earnings guidance:
Utility Operations on a guidance basis
101
$
0.23
$
96
$
0.22
$
Midstream Investments
37

0.09

33

0.08

Consolidated on a guidance basis
138
$
0.32
$
129
$
0.30
$
(1)
  CenterPoint earnings excluding Midstream Investments
(2)
  Energy Services segment
(3)
2016 and 2015 results include Time Warner Inc., Time Warner Cable Inc., and Time Inc.. 2015 results also include AOL Inc. prior to the merger with Verizon.
March 31, 2016
March 31, 2015
Quarter Ended